UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 4, 2009 (February 26, 2009)
CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 —	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 26, 2009, the compensation committee of the board of directors of the Company, after review and consideration of the Company’s overall and relative financial performance for fiscal year 2008 and an assessment of the individual and relative performance of the executive officers of the Company during 2008, in consultation with Lewis W. Dickey, Jr., Chairman, President and Chief Executive Officer, approved discretionary cash bonus payments for the following named executive officers: Martin R. Gausvik, Executive Vice President, Chief Financial Officer and Treasurer, $50,000; Jon G. Pinch, Executive Vice President and Co-Chief Operating Officer, $100,000; and John W. Dickey, Executive Vice President and Co-Chief Operating Officer, $165,000. The compensation committee, taking into account similar criteria, approved a $500,000 discretionary cash bonus payment for Mr. L. Dickey.
     In addition, the compensation committee approved awards of 320,000 shares of restricted common stock, pursuant to the Company’s 2008 Equity Incentive Plan, to Mr. L. Dickey. The awards were made pursuant to Mr. L. Dickey’s employment agreement, and were comprised of 160,000 time-vested shares and 160,000 performance-based shares, all of which vest in accordance with the terms and conditions of the employment agreement. The compensation committee also approved awards of restricted common stock, pursuant to the Company’s 2008 Equity Incentive Plan, for each of the named executive officers below in the following aggregate amounts: Martin R. Gausvik, Executive Vice President, Chief Financial Officer and Treasurer, 15,000 time-vested shares; Jon G. Pinch, Executive Vice President and Co-Chief Operating Officer, 40,000 time-vested shares; and John W. Dickey, Executive Vice President and Co-Chief Operating Officer, 70,000 time-vested shares.
     The awards of restricted common stock will be governed by restricted stock agreements substantially in the forms filed with this current report on Form 8-K as Exhibit 10.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed with this report:

Exhibit
No.	Description
10.1	Form of Restricted Stock Agreement for Awards under the Company’s 2008 Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ Martin R. Gausvik
	Name:	Martin R. Gausvik
	Title:	Executive Vice President and Chief Financial Officer

Date: March 4, 2009

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Form of Restricted Stock Agreement for Awards Under the Company’s 2008 Equity Incentive Plan